Enabling the IoT: Creating a Digital Identity for Every Physical Object INVESTOR PRESENTATION April 13, 2022 © 2022 Identiv, Inc. | All Rights Reserved | NASDAQ: INVE Identiv is a global leader in digital security and identification in the Internet of Things (IoT) Exhibit 99.1

Disclaimers Note Regarding Forward-Looking Information This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those involving future events and future results that are based on current expectations as well as the current beliefs and assumptions of the Company’s management and can be identified by words such as “anticipates”, “believes”, “plans”, “will”, “intends”, “expects”, and similar references to the future. Any statement that is not a historical fact, including statements regarding the Company’s expectations regarding future operating and financial outlook and performance, the Company’s long-term operating model, the Company’s beliefs regarding its ability to achieve its business and strategic objectives and growth expectations and expected benefits thereof, the drivers of momentum in its business, the Company’s beliefs regarding its capital and the sufficiency and uses thereof, the Company’s beliefs regarding customer demand, customer production and design wins and the associated benefits, the Company’s beliefs regarding its ability to execute on its key initiatives and the potential benefits thereof, the Company’s beliefs regarding its competitive position, the Company’s beliefs regarding the benefits of its strategic collaborations, and the Company’s beliefs regarding design wins, backlog and future orders is a forward-looking statement. Forward-looking statements are only predictions and are subject to a number of risks and uncertainties, many of which are outside our control, which could cause actual results to differ materially and adversely from those expressed in any forward-looking statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to the Company’s ability to continue the momentum in its business, its ability to successfully execute its business strategy, its ability to capitalize on trends in its business, its ability to satisfy customer demand and expectations, the level and timing of customer orders, the success of its products and strategic partnerships, industry trends and seasonality, the impact of inflation and increases in prices, the impact of COVID-19, the effects of shortages of semiconductors and the other factors discussed in its periodic reports, including its Annual Report on Form 10-K for the year ended December 31, 2021, and subsequent reports filed with the U.S. Securities and Exchange Commission. All forward-looking statements are based on information available to us on the date hereof, and we assume no obligation to update such statements. Non-GAAP Financial Measures (Unaudited) This presentation includes financial information that has not been prepared in accordance with GAAP, including non-GAAP adjusted EBITDA, non-GAAP gross margin, and non-GAAP operating expenses. Identiv uses non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating our ongoing operational performance. We believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. The non-GAAP measures discussed above exclude items that are included in GAAP net income (loss), GAAP operating expenses and GAAP gross margin, including but not limited to provision (benefit) for income taxes, loss (gain) on extinguishment of debt, interest expense, foreign currency (gains) losses, stock-based compensation, amortization and depreciation, change in fair value of earnout liability, acquisition related transaction costs, gain on sale of investments, restructuring and severance, gain in investment, gain on forgiveness of Paycheck Protection Program note, and capital expenditures. Non-GAAP operating expenses exclude stock-based compensation, amortization and depreciation, increase in fair value of earnout liability, acquisition related transaction costs and restructuring and severance. For historical periods, the exclusions are detailed in the reconciliation table included in this presentation. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of the non-GAAP measures to their most directly comparable GAAP financial measures as detailed in this presentation. Long-Term Business Model The long-term model is a tool the Company uses to manage its business and is based on goals related to growth in its reporting segments, which goals are based on numerous estimates and assumptions including but not limited to estimates and assumptions regarding new product launches, product margins and mix, growth rate assumptions, customer wins, competitive landscape, and technology assumptions. These estimates and assumptions may prove inaccurate and are subject to change, including as a result of the passage of time. In addition, the long-term model excludes certain items and charges. The long-term model is not intended to serve as guidance or projected future results and should not be construed or relied upon as such, nor should investors make investment decisions based on such information. There are many risks related to the Company’s business, as detailed in the Company’s filings with the SEC, and the long-term model may never be achieved.

Agenda Introduction to Identiv Internet of Things Ecosystem Growth Drivers and Long-Term Vision Identiv At Scale: Long-Term Operating Model RFID Product Demonstration Investor Question & Answer Session

INTRODUCTION TO IDENTIV

Inflection point: Booming RFID market Use cases with multi-billion-unit market potential launching now Launches scaling up & use cases multiplying Technology leader: patented technology & IP Trusted first-mover: design wins with early adopters Technology lead and scale-up advantages established vs competitors Proven production scale-up with industry-leader use cases Clear forward indicators Total company backlog up 45% year-over-year at end of Q4 2021 Total new orders booked through the first month of Q1 2022 was $12.0 million, up 43% over the same period in the prior year Recurring revenues: Consumables & SaaS Multiple Growth Drivers Design wins Use case expansion Technology expansion Partnerships Strong balance sheet: $28.6M* in cash and no debt Supporting future RFID growth with balance sheet resources Sufficient working capital to facilitate growth and expand market share Investment Thesis *As of December 31, 2021 Identiv Snapshot

Customer Partnerships Identiv’s Leading Innovation Advantage: 10+ Years, Deep IP, Trusted by Leaders IDENTIV INNOVATION CYCLE Vertically integrated and fast response Fast delivery from ideation initial protype full scale development World-class RFID design & scale-up expertise Quickly advance technologies working alongside customers through the innovation cycle Custom design and rapid prototyping – unique IP, patents & designs Deep technical expertise from design through production World-class quality & production processes Singapore production: ISO 9001 and ISO 14001-certified Custom-developed software for security, personalization, advanced RFID device features at scale Total solution provider

RFID Market: IoT Embedded Everywhere
Why Now? Why Identiv? How Big?





Why Now?

- Apple & Android 100% adoption of NFC
- Ecommerce & contactless/touchless: requires direct product-to-customer engagement
- Medical device adoption driven by efficiency, self-administration, authenticity & trust
- 3rd generation: Mainstream market adopting
  - Early innovators & early adopters = reduced risks, reduced costs, proven use cases
  - Proven safe for risk-averse adopters: Pure economic drivers
- Sensor-enabled devices expanding everywhere, using passive (no battery) technology


MIFARE
NTAG

Why Identiv?

- Global leader in digital security and identification in the IoT
- Deep technology, 10+ year experience: Early innovators & early adopters
- Competitors consolidated and de-focused: Smartrac, TexTrace (Avery), Omni-ID & Lux-Ident (HID/Assa)
- Identiv: leading at-scale, focused, credible, proven technology partner for specialty RFID
- Who's left? China…and maybe Paragon-ID…
- Just as market is taking off in scale and complexity

How Big?……

© 2022 Identiv, Inc. All Rights Reserved | 7

Our Vision: Software-enabling the Physical World RFID embedded in every item to make the physical world digital Our RFID devices have been integrated into over 1½ Billion physical internet of things worldwide Sensor-enabled RFID: Temperature, pressure, shock, humidity, authenticity, personalization Just the beginning - 100’s of billions potential RFID connected devices RFID-enabled first-mover forces competitors to adopt RFID products are better: Prescriptions for visually impaired Medical use cases: syringes, test assays, pill packs, and more Consumer engagement: luxury goods, tequila bottles, sports jerseys

INTERNET OF THINGS ECOSYTEM

RFID Transponder Overview

Capabilities That Our Transponders Deliver

Verticals We Serve

GROWTH DRIVERS AND LONG-TERM VISION

Strategic Priorities and Business Drivers RFID: Massive & expanding TAM NFC & RFID deploying everywhere Medical devices & pharmaceuticals: Huge benefits, strong margins, high switching  will become core competitive advantage for medical Specialty packaging, authenticity & consumer engagement: Consumer markets = fast adoption & wide range of use cases Design wins with multi-million-unit potential NRE Design-ins Design wins Record RFID design-in pipeline, multi-million-unit design wins Excellent balance among medical, consumer, mobile Recurring Revenue & Customer Retention Consumables + technology turnover 100% customer retention in RFID over last 2 years Specialty Services & Value add Converting specialties, encoding, sensor integration, expanding system-on-device Data: Trigger  manage  analyze Pervasive platform for the next generation of the Internet of Things

IDENTIV AT SCALE: LONG-TERM OPERATING MODEL

Identiv At Scale – Long-Term Operating Model(1) (1) Subject to change and not intended as guidance. See disclaimers for important information. *Non-GAAP measure. See reconciliation to GAAP for historical periods.

RFID PRODUCT DEMONSTRATION

Identiv RFID Product Demonstration

INVESTOR Q&A SESSION

Upcoming Events and Contact Information CORPORATE HEADQUARTERS 2201 Walnut Ave., Suite 100 Fremont, CA 94538 INVESTOR RELATIONS CONTACT Matt Glover and Sophie Pearson Gateway Investor Relations 949-574-3860 IR@identiv.com UPCOMING COMPANY EVENTS May 4: Q1 2022 Earnings May 17-19: RFID Journal Live! in Las Vegas May 25: B. Riley Institutional Investor Conference in Los Angeles June 7: Stifel Cross Sector Insight Conference in Boston

THANK YOU

APPENDIX

GAAP to Non-GAAP Reconciliation